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                                                                      Exhibit 21

              NATIONWIDE FINANCIAL SERVICES, INC. AND SUBSIDIARIES

                         Subsidiaries of the Registrant

                             As of December 31, 2000


The following list includes subsidiaries of Nationwide Financial Services, Inc. Subsidiaries of subsidiaries are indicated by indentations. All subsidiaries are wholly owned unless otherwise indicated.

                                                                                                       State of
                                                                                                   Incorporation or
      Subsidiary                                                                                     Organization
      ---------------------------------------------------------------------------------------   ------------------------

      Nationwide Life Insurance Company                                                               Ohio
         Nationwide Life and Annuity Insurance Company                                                Ohio
         Nationwide Advisory Services, Inc.                                                           Ohio
         Nationwide Investment Services Corporation                                                   Oklahoma
         Nationwide Financial Assignment Company                                                      Ohio
         Nationwide Community Development Corporation, LLC (67% owned)                                Ohio
         Nationwide Properties, Ltd. (98% owned)                                                      Ohio
         Nationwide Realty Investors, Ltd. (70% owned)                                                Ohio
      Nationwide Financial Services Capital Trust                                                     Delaware
      Villanova Capital, Inc. (96% owned)                                                             Delaware
         Morley Financial Services, Inc.                                                              Oregon
             Morley & Associates, Inc.                                                                Oregon
             Morley Capital Management                                                                Oregon
             Union Bond & Trust Company                                                               Oregon
             Portland Investment Services, Inc.                                                       Oregon
             Excaliber Funding Corporation                                                            Delaware
             Caliber Funding Corporation                                                              Delaware
             Morley Research Associates, Ltd.                                                         Delaware
         Villanova S. A. Capital Trust                                                                Delaware
             Nationwide Investor Services, Inc.                                                       Ohio
             Villanova Distribution Services, Inc.                                                    Delaware
             Villanova Financial Group, Inc.                                                          Delaware
                Villanova Securities, LLC                                                             Delaware
         Villanova Mutual Fund Capital Trust                                                          Delaware
         Northpointe Capital, LLC (65% owned)                                                         Delaware
      Nationwide Financial Services (Bermuda), Inc.                                                   Bermuda
      Nationwide Trust Company, FSB                                                                   Federal Incorporation
      Nationwide Financial Services Capital Trust II                                                  Delaware
      NFS Distributors, Inc.                                                                          Delaware
         Nationwide Retirement Solutions, Inc.                                                        Delaware
             Nationwide Retirement Solutions, Inc. of Alabama                                         Alabama
             Nationwide Retirement Solutions, Inc. of Arizona                                         Arizona
             Nationwide Retirement Solutions, Inc. of Arkansas                                        Arkansas
             Nationwide Retirement Solutions Insurance Agency, Inc.                                   Massachusetts
             Nationwide Retirement Solutions, Inc. of Montana                                         Montana
             Nationwide Retirement Solutions, Inc. of Nevada                                          Nevada
             Nationwide Retirement Solutions, Inc. of New Mexico                                      New Mexico
             Nationwide Retirement Solutions, Inc. of South Dakota                                    South Dakota
             Nationwide Retirement Solutions, Inc. of Wyoming                                         Wyoming
         Nationwide Financial Institution Distributors Agency, Inc.                                   Delaware
             Affiliate Agency, Inc.                                                                   Delaware
             Affiliate Agency of Ohio, Inc.                                                           Ohio
             Financial Horizons Distributors Agency of Alabama, Inc.                                  Alabama
             Landmark Financial Services of New York, Inc.                                            New York

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
                                                                                                      State of
                                                                                                   Incorporation or
      Subsidiary                                                                                    Organization
      ---------------------------------------------------------------------------------------   ------------------------

             Financial Horizons Securities Corporation                                                Oklahoma
             Nationwide Financial Institution Distributors Insurance Agency, Inc. of Massachusetts    Massachusetts
             Nationwide Financial Institution Distributors Insurance Agency, Inc, of New Mexico       New Mexico
         National Deferred Compensation, Inc.                                                         Ohio
         The 401(k) Companies, Inc. (90% owned)                                                       Texas
             401(k) Investment Services, Inc.                                                         Texas
             401(k) Investment Advisors, Inc.                                                         Texas
             The 401(k) Company                                                                       Texas
         Nationwide Retirement Plan Services, Inc. (100% Class B)                                     Ohio
      Pension Associates, Inc.                                                                        Wisconsin
      Nationwide Retirement Plan Services, Inc. (100% Class A)                                        Ohio

All business operations of Nationwide Financial Services, Inc. and all of its subsidiaries are conducted using each company's legally registered name.